Exhibit 99.1

Candel Therapeutics R&D Day Presentations Spotlight its Advanced Pipeline and Capabilities to Develop Novel Viral Immunotherapies for Patients with Cancer

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Updated data from the phase 2 clinical trial of CAN-2409 in non-small cell lung cancer showing disease control rate of 77 percent in patients entering the study with progressive disease, translating into preliminary evidence of improved progression-free survival
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Highlighted effects of a single injection of CAN-3110 in recurrent high-grade glioma (HGG) demonstrating a median overall survival (mOS) of 11.6 months
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Due to promising clinical activity, portfolio decision made to prioritize CAN-3110 in HGG and not to pursue phase 3 clinical trial of CAN-2409 in HGG
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Provided scientific rationale of partnership with University of Pennsylvania, leveraging Candel’s enLIGHTEN™ Discovery Platform to create novel viral immunotherapies to enhance CAR-T cell therapies in solid tumors
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Candel’s Research Advisory Board Members Drs. James P. Allison, Roy Herbst, and Padmanee Sharma shared their perspectives on the promise of viral immunotherapy for solid tumors

NEEDHAM, Mass., December 6, 2022 (GLOBE NEWSWIRE) -- Candel Therapeutics, Inc. (“Candel” or “the Company”) (Nasdaq: CADL), a clinical stage biopharmaceutical company developing novel viral immunotherapies, today held its Research and Development Day to provide an extensive overview of the Company’s unique viral immunotherapy platforms and to review updated clinical data from its oncology-focused pipeline.

“We are proud to present data and a growing body of evidence from our clinical stage pipeline,” said Paul Peter Tak, MD, PhD, FMedSci, President and Chief Executive Officer of Candel. “The totality of clinical data demonstrates that CAN-2409 and CAN-3110 are active investigational viral immunotherapies with robust biomarker evidence of local and systemic immune responses. We look forward to advancing our product candidates through the next phase of clinical development towards registration and beyond to bring important treatment options to patients in need.”

Candel provided updates on a broad range of its programs. Highlights included:

Phase 2 clinical trial of CAN-2409 in non-small cell lung cancer

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Robust evidence of local and systemic anti-tumor activity in patients with inadequate response to immune checkpoint inhibitors
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Disease control rate of 77 percent (20/26) in patients entering trial with disease progression (cohort 2)
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Sustained and ongoing clinical responses greater than 1 year
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CAN-2409 favorably changed the trajectory of tumor progression
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Decreased tumor size of RECIST target lesions in most patients
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Reduced uninjected tumor size in 14/21 patients (67 percent)
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Overall response rate of 13 percent (4/30) across cohorts 1 and 2
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Durable disease stabilization translating into encouraging preliminary evidence of progression-free survival

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Consistent induction of local and systemic cytotoxic T cell response
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Increased infiltration of CD8+ T cells in the tumor microenvironment
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Systemic expansion of effector T cells and increase in soluble granzyme B levels in peripheral blood

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Favorable safety/tolerability profile
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Only two administrations with relatively simple procedure
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Most treatment-related adverse events were grade 1/2

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Next clinical data update expected in 2H 2023

Phase 1 clinical trial of CAN-3110 in recurrent HGG

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Treatment is well tolerated, with no dose limiting toxicity observed
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11.6 month mOS in recurrent HGG with a single dose
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Evidence of persistent herpes simplex virus (HSV)-1 antigen and HSV-1 replication consistent with mechanism of action
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Robust evidence of immune activation
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Now evaluating the effects of multiple doses of CAN-3110 supported by Break Through Cancer foundation

Phase 1 clinical trial of CAN-2409 in combination with nivolumab in HGG

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Data suggest combination is well tolerated, with no dose-limiting toxicity and no added toxicity to standard of care (SoC)
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mOS in evaluable patients appeared comparable to historical SoC

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Biomarker analysis indicates the ability to activate a systemic immune response with a single administration of CAN-2409 in patients with HGG

Reaffirmed guidance of phase 2 and 3 clinical trials of CAN-2409 in prostate cancer

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Phase 3 clinical trial in localized intermediate/high-risk prostate cancer expected to read out in Q4 2024 (event-driven endpoint)
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Phase 2 clinical trial in active surveillance, localized prostate cancer expected to read out in Q4 2023 (event-driven endpoint)

enLIGHTEN Discovery Platform launched

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Novel discovery engine to generate viral immunotherapies by design
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Discovery partnership with University of Pennsylvania to explore the effects of investigational viral immunotherapy in combination with CAR-T cells in solid tumor models
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Data-driven, human-based, novel platform enabling future discovery partnerships

Corporate highlights

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Diverse pipeline of viral immunotherapies with proof of concept in multiple difficult-to-treat solid tumors
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Strong scientific support from high-profile Research Advisory Board
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Cash and cash equivalents of $77.2M as of September 30, 2022 with runway into Q1 2024

The recorded webcast is accessible under “Events and Presentations” on the Investors page of the Company’s website at https://ir.candeltx.com/news-and-events/events-and-presentations or by clicking here. A replay of the event will be available for up to a year.

About Candel Therapeutics

Candel is a clinical stage biopharmaceutical company focused on helping patients fight cancer with viral immunotherapies. Candel’s engineered viruses are designed to induce immunogenic cell death through direct viral-mediated cytotoxicity in cancer cells, thus releasing tumor neo-antigens while creating a pro-inflammatory microenvironment at the site of injection. Candel has established two viral immunotherapy platforms based on novel, genetically modified adenovirus and HSV constructs, respectively. CAN-2409 is the lead product candidate from the adenovirus platform and CAN-3110 is the lead product candidate from the HSV platform. Candel’s enLIGHTEN™ Discovery Platform is the first systematic, iterative HSV-based discovery platform leveraging human biology and advanced analytics to create new viral immunotherapies for solid tumors.

For more information about Candel, visit: www.candeltx.com

Forward-Looking Statements

This press release includes certain disclosures that contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the timing and advancement of development programs, include key data readout milestones; expectations regarding the therapeutic benefit of its programs; and expectations regarding cash runway and expenditures. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the timing and advancement of development programs; expectations regarding the therapeutic benefit of the Company’s programs; the Company’s ability to efficiently discover and develop product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to maintain its intellectual property; the implementation of the Company’s business model, and strategic plans for the Company’s business and product candidates, and other risks identified in the Company’s SEC filings, including the Company’s Quarterly Report on Form 10-Q filed on November 10, 2022, and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Media Contact

Cassidy McClain

Account Director

Evoke Canale

Cassidy.McClain@evokegroup.com

(619) 694-6291

Investor Contact

Sylvia Wheeler

Principal

Wheelhouse Life Science Advisors

swheeler@wheelhouselsa.com